AMENDMENT
                             DATED FEBRUARY 29, 2008
                                     TO THE
                         RULE 18f-3 MULTIPLE CLASS PLAN
                                       OF
                               RYDEX SERIES FUNDS,
                             DATED AUGUST 30, 2004,
                                   AS AMENDED

                         RULE 18F-3 MULTIPLE CLASS PLAN

                                   SCHEDULE A

-----------------------------------------------------------------------------------------------------------
                                 INVESTOR   ADVISOR                                 INSTITUTIONAL   MASTER
FUND                              CLASS     CLASS    A-CLASS   C-CLASS   H-CLASS        CLASS        CLASS
-----------------------------------------------------------------------------------------------------------
Nova                                X          X         X         X
-----------------------------------------------------------------------------------------------------------
Inverse S&P 500 Strategy            X          X         X         X
-----------------------------------------------------------------------------------------------------------
NASDAQ-100(R)                       X          X         X         X
-----------------------------------------------------------------------------------------------------------
Inverse NASDAQ-100(R) Strategy      X          X         X         X
-----------------------------------------------------------------------------------------------------------
Government Long Bond 1.2x
Strategy                            X          X         X         X
-----------------------------------------------------------------------------------------------------------
Inverse Government Long
Bond Strategy                       X          X         X         X
-----------------------------------------------------------------------------------------------------------
U.S. Government Money Market        X          X         X         X
-----------------------------------------------------------------------------------------------------------
Nova Master                                                                                           X
-----------------------------------------------------------------------------------------------------------
Inverse S&P 500 Strategy
Master                                                                                                X
-----------------------------------------------------------------------------------------------------------
Inverse NASDAQ-100(R)
Strategy Master                                                                                       X
-----------------------------------------------------------------------------------------------------------
Inverse Government Long
Bond Strategy Master                                                                                  X
-----------------------------------------------------------------------------------------------------------
Europe 1.25x Strategy                                    X         X         X
-----------------------------------------------------------------------------------------------------------
Russell 2000(R) 1.5x Strategy                            X         X         X
-----------------------------------------------------------------------------------------------------------
Mid-Cap 1.5x Strategy                                    X         X         X
-----------------------------------------------------------------------------------------------------------
Large-Cap Value                                          X         X         X
-----------------------------------------------------------------------------------------------------------
Large-Cap Growth                                         X         X         X
-----------------------------------------------------------------------------------------------------------
Mid-Cap Value                                            X         X         X
-----------------------------------------------------------------------------------------------------------
Mid-Cap Growth                                           X         X         X
-----------------------------------------------------------------------------------------------------------
Inverse Mid-Cap Strategy                                 X         X         X
-----------------------------------------------------------------------------------------------------------
Small-Cap Value                                          X         X         X
-----------------------------------------------------------------------------------------------------------
Small-Cap Growth                                         X         X         X
-----------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)
Strategy                                                 X         X         X
-----------------------------------------------------------------------------------------------------------
Strengthening Dollar 2x
Strategy                                                 X         X         X
-----------------------------------------------------------------------------------------------------------
Weakening Dollar 2x
Strategy                                                 X         X         X
-----------------------------------------------------------------------------------------------------------
Banking                              X         X         X         X
-----------------------------------------------------------------------------------------------------------
Basic Materials                      X         X         X         X
-----------------------------------------------------------------------------------------------------------
Biotechnology                        X         X         X         X
-----------------------------------------------------------------------------------------------------------
Commodities Strategy                                     X         X         X
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                 INVESTOR   ADVISOR                                 INSTITUTIONAL   MASTER
FUND                               CLASS     CLASS    A-CLASS   C-CLASS   H-CLASS       CLASS        CLASS
-----------------------------------------------------------------------------------------------------------
Consumer Products                    X         X         X         X
-----------------------------------------------------------------------------------------------------------
Electronics                          X         X         X         X
-----------------------------------------------------------------------------------------------------------
Energy                               X         X         X         X
-----------------------------------------------------------------------------------------------------------
Energy Services                      X         X         X         X
-----------------------------------------------------------------------------------------------------------
Financial Services                   X         X         X         X
-----------------------------------------------------------------------------------------------------------
Health Care                          X         X         X         X
-----------------------------------------------------------------------------------------------------------
Internet                             X         X         X         X
-----------------------------------------------------------------------------------------------------------
Leisure                              X         X         X         X
-----------------------------------------------------------------------------------------------------------
Precious Metals                      X         X         X         X
-----------------------------------------------------------------------------------------------------------
Real Estate                                              X         X         X
-----------------------------------------------------------------------------------------------------------
Retailing                            X         X         X         X
-----------------------------------------------------------------------------------------------------------
Technology                           X         X         X         X
-----------------------------------------------------------------------------------------------------------
Telecommunications                   X         X         X         X
-----------------------------------------------------------------------------------------------------------
Transportation                       X         X         X         X
-----------------------------------------------------------------------------------------------------------
Utilities                            X         X         X         X
-----------------------------------------------------------------------------------------------------------
Sector Rotation                                          X         X         X
-----------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity                                    X         X         X
-----------------------------------------------------------------------------------------------------------
Absolute Return Strategies                               X         X         X
-----------------------------------------------------------------------------------------------------------
Market Neutral                                           X         X         X
-----------------------------------------------------------------------------------------------------------
Hedged Equity                                            X         X         X
-----------------------------------------------------------------------------------------------------------
S&P 500                                                  X         X         X
-----------------------------------------------------------------------------------------------------------
Russell 2000(R)                                          X         X         X
-----------------------------------------------------------------------------------------------------------
Essential Portfolio
Moderate                                                 X         X         X
-----------------------------------------------------------------------------------------------------------
Essential Portfolio
Conservative                                             X         X         X
-----------------------------------------------------------------------------------------------------------
Essential Portfolio
Aggressive                                               X         X         X
-----------------------------------------------------------------------------------------------------------
Managed Futures Strategy                                 X         X         X
-----------------------------------------------------------------------------------------------------------
High Yield Strategy                                      X         X         X
-----------------------------------------------------------------------------------------------------------
Inverse High Yield Strategy                              X         X         X
-----------------------------------------------------------------------------------------------------------
International Rotation                                   X         X         X
-----------------------------------------------------------------------------------------------------------
International 2x Strategy                                X         X         X
-----------------------------------------------------------------------------------------------------------
Inverse International 2x
Strategy                                                 X         X         X
-----------------------------------------------------------------------------------------------------------
Japan 2x Strategy                                        X         X         X
-----------------------------------------------------------------------------------------------------------
ALTERNATIVE STRATEGIES
ALLOCATION                                               X         X         X
-----------------------------------------------------------------------------------------------------------

                          ADDITIONS ARE NOTED IN BOLD.